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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2002

                                    APW LTD.
             (Exact name of Registrant as specified in its charter)

         Bermuda                       1-15851                   04-2576375
(State or other jurisdiction      (Commission File            (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)

                                 Clarendon House
                                 2 Church Street
                                 P.O Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600

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Item 5.  Other Events.

On February 15, 2002 APW Ltd. amended its Multi-Currency Credit Agreement (the "Credit Agreement") and Facility Agreement with the Royal Bank of Scotland (the "UK Facility") to provide for additional flexibility. Among other changes, the amendments to the Credit Agreement do the following: (i) provide that any interest payable under the Credit Agreement is not payable until the earlier of April 15, 2002 or the date any payment is made under the UK Facility; (ii) waive APW Ltd.'s compliance with the financial covenants of the Credit Agreement until April 15, 2002; and (iii) require APW to provide certain financial information on a monthly basis, in addition to its existing obligation to provide such information on a quarterly basis.

Copies of the amended agreements are filed as exhibits hereto and incorporated by reference herein.

Item 7.  Exhibits

Please see exhibit page which is incorporated by reference herein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APW LTD.
                                      (Registrant)


Date: February 28, 2002               By: /s/ Richard D. Carroll
                                         --------------------------------
                                               Richard D. Carroll
                                               Vice President and Chief
                                               Financial Officer
                                               (Duly authorized to sign on
                                               behalf of the Registrant)


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                        Date of Report: February 15, 2002


Exhibit                                                                  Filed
Number                     Description                                  Herewith

Exhibit 4.1      Fifth Amendment to Amended and Restated                   X
                 Multicurrency Credit Agreement among APW Ltd.,
                 Various Financial Institutions, Bank One N.A.,
                 Chase Manhattan Bank and Bank of America, N.A.

Exhibit 4.2      Amendment Agreement to the Facility Agreement             X
                 between APW Electronics Group plc, other Borrowers under the Agreement, The Royal Bank of Scotland plc and National Westminster Bank PLC


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